SERIES D CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT


     THIS SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT ("Agreement") is made as of the 12th day of June, 2000, by and between Simione Central Holdings, Inc., a Delaware corporation (the "Company") and John E. Reed (the "Investor").

     WHEREAS, the Company wishes to issue and sell to the Investor 398,406 shares of Series D Convertible Preferred Stock, par value $.001 per share, of the Company (the "Series D Preferred Stock") at $2.51 per share; and

     WHEREAS, the Investor wishes to purchase the Series D Preferred Stock on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. PURCHASE AND SALE OF STOCK.

          1.1 Issuance of Series D Preferred Stock. The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing (as defined below) the certificate of designations, setting forth the powers, preferences, rights, limitations and restrictions applicable to the Series D Preferred Stock, in the form attached hereto as Exhibit A (the "Certificate of Designations").

          1.2 Sale of Series D Preferred Stock and Closing. Subject to the terms and conditions set forth in this Agreement, and in reliance on the representations and warranties set forth in this Agreement, the Company shall issue and sell to the Investor at the Closing (as hereinafter defined) and the Investor agrees to purchase from the Company, 398,406 shares of Series D Preferred Stock at a purchase price per share of Two Dollars and Fifty-one Cents ($2.51). The closing of the purchase and sale of the Series D Preferred Stock (the "Closing") shall take place at the offices of Arnall Golden & Gregory, LLP, counsel to the Company, on June 12, 2000, or at such other time and place as the parties shall mutually agree (the "Closing Date"). At the Closing, the Company shall deliver to the Investor certificates for the shares of Series D Preferred Stock being purchased by the Investor, registered in the Investor's name (or that of its nominee), against delivery of an electronic wire transfer or a certified check payable to the order of the Company representing the aggregate purchase price of $999,999.06.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As of the Closing Date (except where expressly indicated to be as of a date other than the Closing
Date), the Company hereby represents and warrants to the Investor as follows:

          2.1 Organization of the Company. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware. The states in which the Company is qualified to do business are set forth on


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

Schedule 2.1. The Company has all necessary corporate power and authority to own, lease and operate its properties and conduct its business as it is currently being conducted. Except as set forth on Schedule 2.1, the Company did not own, directly or indirectly, any equity interest in any corporation, partnership, joint venture, or other entity and did not have any subsidiaries as of March 7, 2000.

          2.2 Corporate Power and Authority; Due Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement,
(ii) the  performance of all obligations of the Company under this Agreement and
(iii) the authorization, issuance (or reservation for issuance) and delivery of the Series D Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series D Preferred Stock (the "Conversion Stock") has been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, or by general equitable principles.

          2.3 No Conflict; Consents. Except as set forth on Schedule 2.3 hereto, and except for the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state blue sky laws and the rules of the NASDAQ Stock Market, Inc., the execution and delivery by the Company of this Agreement and the transactions contemplated hereby (the "Transactions") do not and will not
(a) require the consent, approval or action of, or any filing or notice to, any corporation, firm, person or other entity or any public, governmental or judicial authority; (b) violate the terms of any instrument, document or agreement to which the Company is a party, or by which the Company or the property of the Company is bound, or be in conflict with, result in a breach of or constitute (upon the giving of notice or lapse of time, or both) a default under any such instrument, document or agreement or result in the creation of any lien upon any of the property or assets of the Company, except for such violations, conflicts, breaches and defaults which, individually or in the aggregate, would not have a Material Adverse Effect; (c) violate the Company's Certificate of Incorporation or Bylaws; or (d) violate any order, writ, injunction, decree, judgment, ruling, law, rule or regulation of any federal, state, county, municipal, or foreign court or governmental authority applicable to the Company, the business or assets of the Company, except for such violations which would not, individually or in the aggregate, have a Material Adverse Effect. The Company is not subject to, or a party to, any mortgage, lien, lease, agreement, contract, instrument, order, judgment or decree or any other material restriction of any kind or character which would prevent or hinder the continued operation of the business of the Company after the Closing on substantially the same basis as theretofore operated.

          2.4 Ownership of Assets. The Company has title to all of its properties and assets, other than leased or licensed property, in each case free and clear of any liens, security interests, claims, charges, options rights of tenants or other encumbrances, except as disclosed in Schedule 2.4 or reserved against in the Company's financial statements (as described in Section 2.8(a) (to the extent and in the amounts so disclosed or reserved against)) and except for liens arising from current taxes not yet due and payable and other liens not having a Material Adverse Effect. All buildings, machinery and equipment owned or leased by the Company are in good operating condition and reasonable state of repair, subject only to ordinary wear and tear. The Company has not received any


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

notice of violation of any applicable zoning regulation, ordinance or other law, regulation or requirement relating to its operations and properties, whether owned or leased. All of the accounts receivable of the Company as of the Closing will reflect actual transactions and will have arisen in the ordinary course of business.

          2.5 Capitalization. The authorized capital stock of the Company consists of 10,000,000 shares of preferred stock, $.001 par value per share, of which 5,600,000 shares of Series B Preferred Stock are outstanding and 850,000 shares of Series C Preferred Stock are outstanding, and 20,000,000 shares of common stock, $.001 par value per share ("Common Stock"), of which 3,861,372 shares are outstanding as of the date hereof. In addition, rights to receive 5,705 shares of the Company's Common Stock, relating to 57,051 unconverted shares from the Company's 1997 reverse stock split ("Company Conversion Rights"), are outstanding as of the date hereof. All outstanding shares of the Company's Common Stock and the Company's Series B and Series C Preferred Stock have been duly authorized, and are validly issued, fully paid and nonassessable. Except as set forth in Schedule 2.5, no party has any preemptive (whether statutory or contractual) rights in any capital stock of the Company. Except for the Company Conversion Rights, and the Company's outstanding stock options and warrants identified on Schedule 2.5, the Company has no convertible securities, options, warrants, or other contracts, commitments, agreements, understandings, arrangements or restrictions by which it is bound to issue any additional shares of its capital stock or other securities. All securities of the Company were offered and sold in compliance with applicable Federal and state securities laws. Each and every dividend of the Company, if any, whether paid in cash or other property, has been declared and paid in compliance with applicable law, and the Company has no further obligation with respect to such payment.

          2.6 Compliance with Laws.

               (a) The Company is in compliance with, and the Company operated any businesses previously owned by it in compliance with all applicable laws, orders, rules and regulations of all governmental authorities, including applicable Environmental Laws, except for such noncompliance as would not, individually or in the aggregate, have a Material Adverse Effect. The Company has not received notice of any noncompliance with the foregoing.

               (b) Neither the Company nor any other Persons providing services for the Company have, to the knowledge of the Company, engaged in any activities which would be a basis for exclusion from any otherwise available Medicare, Medicaid or other federally funded programs under Section 1320a - 7a of Title 42 of the United States Code, or prohibited under any applicable portions of
Section 1320a - 7b of such Title 42, or regulations promulgated thereunder, or related state or local statutes or regulations, including any "fraud and abuse" provisions, except where such noncompliance has and will have, individually and in the aggregate, no Material Adverse Effect.

               (c) Without limiting the foregoing, the Company and any other person or entity for whose conduct the Company is legally held responsible are in compliance with all applicable federal, state, regional, local or provincial laws, statutes, ordinances, judgments, rulings and regulations relating to any matters of pollution, protection of the environment, health or safety, or environmental regulation or control (collectively, "Environmental Laws"), except where such noncompliance has and will have, individually or in the aggregate, no Material Adverse Effect. Neither the Company, nor any other person or entity for whose conduct the Company is legally responsible has received any notice, demand, request for information, or administrative inquiry relating to any violation of an Environmental Law or the institution of any suit, action, claim, or proceedings alleging such violation or investigation by any governmental authority or any third party of any such violation.

          2.7 Licenses and Permits. The Company holds and is in compliance with all licenses, permits, concessions, grants, franchises, approvals and authorizations necessary or required for the use or ownership of its assets and the operation of its business, except where the failure to hold such license, permit, concession, grant, franchise, approval or authorization has and will have, individually or in the aggregate, no Material Adverse Effect. The Company has not received notice of any violations in respect of any such licenses, permits, concessions, grants, franchises, approvals or authorizations, which violations, individually or in the aggregate, would have a Material Adverse
Effect. No proceeding is pending or, to the knowledge of the Company, threatened, which seeks revocation or limitation of any such licenses, permits, concessions, grants, franchises, approvals or authorizations, nor is there any basis therefor, the revocation or limitation of which, individually or in the aggregate, would have a Material Adverse Effect.

          2.8 Liabilities and Obligations of the Company.

               (a) Attached hereto as Schedule 2.8 are true, correct and complete copies of the Company's balance sheets as of December 31, 1998 and December 31, 1999, and unaudited balance sheet as of March 31, 2000, and the related statements of income, stockholders' equity and cash flows for the years and three months then ended, together (except in the case of the financial statements dated March 31, 2000) with the reports of independent public accountants thereon (collectively, the "Company Financial Statements"). The Company Financial Statements are complete, have been prepared in accordance with United States generally accepted accounting principles, consistently applied, fairly present in all material respects the financial condition of the Company as of the respective dates thereof, and disclose all liabilities of the Company, whether absolute, contingent, accrued or otherwise, existing as of the date thereof that are of a nature required to be reflected in financial statements prepared in accordance with generally accepted accounting principles, and except for liabilities that, individually or in the aggregate, would not have a Material Adverse Effect; provided, however, that the interim financial statements are subject to normal year-end adjustments which are not expected to be material in amount.

               (b) The Company has no liability or obligation (whether accrued, absolute, contingent or otherwise) including, without limitation, any liability that might result from an audit of its tax returns by any taxing authority, except for (i) liabilities that, individually or in the aggregate, would not have a Material Adverse Effect, (ii) the liabilities and obligations of the Company that are disclosed or reserved against in the Company Financial Statements or Schedule 2.8 hereto, to the extent and in the amounts so disclosed or reserved against, and (iii) liabilities incurred or accrued in the ordinary course of business since March 31, 2000 and liabilities incurred in connection with the Transactions.

               (c) Except as disclosed in the Company  Financial  Statements  or
Schedule 2.8, the Company is not in default with respect to any liabilities or obligations, except for defaults that, individually or in the aggregate would not have a Material Adverse Effect, and all such liabilities or obligations shown or reflected in the Company Financial Statements or Schedule 2.8 and such liabilities incurred or accrued subsequent to March 31, 2000 were incurred in the ordinary course of business except as indicated in Schedule 2.8, and except for liabilities and obligations, that, individually or in the aggregate, would not have a Material Adverse Effect.

          2.9 Taxes. Except as to any noncompliance with any of the following provisions that would not, individually or in the aggregate, have a Material Adverse Effect:

               (a) All tax returns required to be filed by the Company and/or its Affiliated Group (as defined in Section 1504(a) of the Internal Revenue Code of 1986, as amended) on or before the date hereof have been timely filed with the appropriate tax authorities in all jurisdictions in which such tax returns are required to be filed and all amounts shown as owing thereon have been paid. All taxes which have become due or payable on or prior to the date hereof, whether disputed or not, have been paid in full. All taxes which are required to be collected or withheld by the Company and its Affiliated Group on or prior to the date hereof have been so collected or withheld. All deposits required by law to be made by the Company and its Affiliated Group on or prior to the date hereof with respect to employees' withholding taxes have been duly made. No employee of the Company or any member of its Affiliated Group responsible for tax matters (i) has received notice from any tax authority of the assessment or proposed assessment of tax liabilities, disallowances, or assessments which remain unpaid and, (ii) has knowledge of any fact or facts which exist(s) or has existed which would constitute grounds for the assessment of any tax liability. There is no examination currently in progress of the tax returns of the Company or its Affiliated Group by any taxing authority for which any employee of the Company or any of its Affiliated Group has received any notice, and, to the knowledge of employees of the Company or any member of its Affiliated Group responsible for tax matters based upon personal contact with any agent of such tax authority, no such examination has been threatened by any taxing authority.

               (b) The Company has not filed a consent under Section 341(f) of the Code concerning collapsible corporations. The Company has not made any payments which have not yet been reported on any tax return, is not obligated to make any payments, and is not a party to any agreement that under certain circumstances could obligate the Company and its Affiliated Group to make any payments that will not be deductible under Section 280G of the Code. The Company and its Affiliated Group has disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code.

               (c) Neither the Company nor its Affiliated Group has any contractual obligation to indemnify any other person with respect to the payment of any taxes of the other person which could have a Material Adverse Effect.

               (d) The Company and its Affiliated Group's financial statements for the year ended December 31, 1999 and the unaudited interim quarter ending March 31, 2000 reflect an adequate reserve for deferred taxes established for timing differences between book and tax accounting income/asset basis. The Company and its Affiliated Group have not recognized a net tax asset for the future benefit of net operating loss carryovers and research and experimentation tax credit carryovers.

          2.10 Contracts, Agreements and Instruments Generally.

               (a) Schedule 2.10 hereto consists of a true and complete list of all contracts, agreements, commitments and other instruments (identified by title, date and parties) (whether oral or written) to which the Company was a party as of March 7, 2000 that involve a receipt or an expenditure by the Company or require the performance of services or delivery of goods to, by, through, on behalf of or for the benefit of the Company, which in each case relates to a contract, agreement, commitment or instrument that requires (or is reasonably expected to require) payments or provides (or is reasonably expected to provide) for receipts in excess of $25,000 from March 7, 2000 until March 7, 2001.

               (b) The contracts, agreements, commitments and other instruments listed or required to be listed on Schedule 2.10 or listed on a Schedule referred to in Section 2.12 hereof are herein referred to as the "Material Contracts." All of such Material Contracts were in full force and effect as of March 7, 2000.

               (c) None of the Company, and, to the knowledge of the Company, any other party to any such contract, commitment or arrangement has breached any provision of, or is in default under, the terms thereof, the breach of or default under which would, individually or in the aggregate, have a Material Adverse Effect; and there are no existing facts or circumstances known to the Company that would prevent the work in process of the Company or its contracts and agreements from maturing upon performance by the Company into collectible accounts receivable in the aggregate in amounts consistent with historical experience. Except as set forth on Schedule 2.10 or as reserved against in the Company Financial Statements, there are no contracts or commitments that require the performance of services or provision of goods by the Company at a direct cost for each such contract or commitment known by the Company to be in excess of the revenue to be derived pursuant to the terms of such contract or commitment, which, individually or in the aggregate, would have a Material Adverse Effect. Except for terms specifically described in Schedule 2.10, the Company has not received any payment from any contracting party in connection with or as an inducement for entering into any contract, agreement, policy or instrument except for payment for actual services rendered or to be rendered by the Company consistent with amounts historically charged for such services.

          2.11 Customer Contracts. With respect to each contract, agreement, commitment or other instrument in effect to which the Company is a party with any customer of the Company (each, a "Customer Contract"), all performance warranties with respect to computer software represented in writing as owned by or proprietary to the Company ("Owned Software") made by the Company in any Customer Contract, including warranties with respect to capacity, availability, downtime and response time, and Year 2000 compliance have been satisfied in all material respects upon the terms and conditions and to the extent provided for in such Customer Contract, except for failures to satisfy which, individually or in the aggregate, would not have a Material Adverse Effect.

          2.12 Intellectual Property; Computer Software.

               (a) Schedule 2.12(A) hereto sets forth a complete and correct list, as of March 7, 2000, of (i) all trademarks, trade names, service marks, service names, and brand names (whether or not any of the same are registered), and all patents and registered copyrights and all applications for the foregoing, if any, (setting forth the registration, issue or serial number of the patents and registered copyrights and a description of the same) applicable to or used in the business of the Company; (ii) the owner of such intellectual property and any registration thereof or application thereof; and (iii) all licenses granted by or to the Company with respect to any of the above (identified by title, date and parties) (not inclusive of Customer Contracts). All such trademarks, trade names, service marks, service names, brand names, copyrights and patents are owned by the Company free and clear of all liens, claims, security interests and encumbrances, except for such liens, claims, security interests and encumbrances as would, individually or in the aggregate, not have a Material Adverse Effect. Except as set forth on Schedule 2.12(A), the Company is not in receipt of any notice of any violation of, and, to the Company's knowledge, the Company is not violating the rights of others in any trademark, trade name, service mark, copyright, patent, trade secret, know-how or other intangible asset, except such violations as, individually or in the aggregate, would not have a Material Adverse Effect.

               (b) Schedule 2.12(B) contains a complete and accurate list of all Owned Software as of March 7, 2000. Except as set forth on Schedule 2.12(B), the Company has title to the Owned Software, free and clear of all claims, including claims or rights of employees, agents, consultants, inventors, customers, licensees or other parties involved in the development, creation, marketing, maintenance, enhancement or licensing of such computer software. Except as set forth on Schedule 2.12(B) and except for commercially available, over-the-counter "shrink-wrap" software, the Owned Software is not dependent on any Licensed Software (as defined in subsection (c) below) in order to operate fully in the manner in which it is intended. The source code to the Owned Software has not been published or disclosed to any other parties, except as set forth in the Customer Contracts or as set forth on Schedule 2.12(B), and except pursuant to contracts requiring such other parties to keep the Owned Software confidential. To the knowledge of the Company, no such other party has breached any such obligation of confidentiality.

               (c) Schedule 2.12(C) contains a complete and accurate list as of March 7, 2000 of all software (other than commercially available over-the-counter "shrink-wrap" software) under which the Company is a licensee, lessee or otherwise has obtained the right to use (the "Licensed Software"). The Company has the right and license to use, sublicense, modify and copy Licensed Software to the extent set forth in the respective license, lease or similar agreement pursuant to which the Licensed Software is licensed to the Company, free of any other limitations or encumbrances, and the Company is in compliance with all applicable provisions of such agreement, except for failures to comply which, individually or in the aggregate, would not have a Material Adverse Effect. Except as disclosed on Schedule 2.12(C), none of the Licensed Software has been incorporated into or made a part of any Owned Software or any other
Licensed Software. The Company has not published or disclosed any Licensed Software to any other party except in accordance with and as permitted by any license, lease or similar agreement relating to the Licensed Software and except pursuant to contracts requiring such other parties to keep the Licensed Software confidential. No party to whom the Company has disclosed Licensed Software has, to the knowledge of the Company, breached such obligation of confidentiality, except for such publications and disclosures that, individually or in the aggregate, would not have a Material Adverse Effect.

               (d) The Owned Software and Licensed Software and commercially available over-the-counter "shrink-wrap" software constitute all software used in the businesses of the Company (collectively, the "Company Software"). The Transactions will not cause a breach or default under any licenses, leases or similar agreements relating to Company Software or impair the Company's ability to use Company Software in the same manner as such computer software is currently used by the Company. To the knowledge of the Company, (i) the Company is not infringing any intellectual property rights of any other person or entity with respect to Company Software, and (ii) no other person or entity is infringing any intellectual property rights of the Company with respect to Company Software, except for infringements that, individually or in the aggregate, would not have a Material Adverse Effect.

          2.13 Labor Matters. Except as set forth on Schedule 2.13, within the last three (3) years, the Company has not been the subject of any known union activity or labor dispute, nor has there been any strike of any kind called or, to the knowledge of the Company, threatened to be called against the Company.
The Company has not violated any applicable federal or state law or regulation relating to labor or labor practices, except where such violation has or will have, individually or in the aggregate, no Material Adverse Effect. Schedule
2.13 sets forth a true, correct and complete list of employer loans or advances from the Company to its employees as of March 7, 2000. The Company is in compliance with all applicable requirements of the Immigration and Nationality Act of 1952, as amended by the Immigration and Nationality Act of 1986 and the regulations promulgated thereunder (hereinafter collectively referred to as the "Immigration Laws"), except where such noncompliance has and will have, individually or in the aggregate, no Material Adverse Effect.

          2.14 Work-in-Process, Orders and Returns.

               (a) Except as set forth on Schedule 2.14(A), except for any claims specifically disclosed on other Schedules hereto, to the Company's knowledge, there are no claims nor does the Company reasonably expect to make or receive any claims to terminate Customer Agreements, or material licenses, services, or other orders, or for refunds relating to Customer Agreements, licenses, maintenance agreements, or other fees by reason of alleged dissatisfaction with the Company's capabilities or performance (including those related to Company Software), or defective or unsatisfactory services or products, except as would not result in, individually or in the aggregate, a Material Adverse Effect.

               (b) Except as set forth on Schedule 2.14(B), the Company has not been notified that the consummation of the Transactions will result in any material cancellations or withdrawals of accepted and unfilled orders for services or Company Software, or maintenance or other services and the Company will inform Investor promptly upon receipt of any notification to that effect received after the date hereof, except for cancellations or withdrawals that, individually or in the aggregate, would not have a Material Adverse Effect. To the knowledge of the Company, neither the execution of this Agreement nor the consummation of the Transactions will result in any material cancellations or withdrawals of accepted and unfilled orders for the license or sales of Company Software, services or merchandise, except for cancellations or withdrawals that, individually or in the aggregate, would not have a Material Adverse Effect.

          2.15 Absence of Certain Changes. Except as reflected on Schedule 2.15, or elsewhere in this Agreement or specifically identified on any Schedules hereto, and since March 31, 2000, the Company has not:

               (a) Suffered a Material Adverse Effect, or become aware of any circumstances which might reasonably be expected to result in such a Material Adverse Effect; or suffered any material casualty loss to the Assets (whether or not insured), except for losses that, individually or in the aggregate, would not have a Material Adverse Effect;

               (b) Incurred any obligations specifically related to the Assets (including Customer Agreements), except in the ordinary course of business consistent with past practices;

               (c) Permitted or allowed any of the Company's assets to be mortgaged, pledged, or subjected to any lien or encumbrance, except for liens for taxes not yet due and payable and liens and encumbrances that, individually or in the aggregate, would not have a Material Adverse Effect;

               (d) Written down the value of any inventory, contract or other intangible asset, or written off as uncollectible any notes or accounts receivable or any portion thereof, except for write-downs and write-offs in the ordinary course of business, consistent with past practice and at a rate no greater than during the latest complete fiscal year; cancelled any other debts or claims, or waived any rights of substantial value, or sold or transferred any of its material properties or assets, real, personal, or mixed, tangible or intangible, except in the ordinary course of business and consistent with past practice and except for those that, individually or in the aggregate, would not have a Material Adverse Effect;

               (e) Sold, licensed or transferred or agreed to sell, license or transfer, any of the Assets, except in the ordinary course of business and consistent with past practice;

               (f) To the Company's knowledge, received notice of any pending or threatened adverse claim or an alleged infringement of proprietary material, whether such claim or infringement is based on trademark, copyright, patent, license, trade secret, contract or other restrictions on the use or disclosure of proprietary materials;

               (g) Incurred obligations to refund money to customers, except in the ordinary course of business, all of which will have no Material Adverse Effect;

               (h) Become aware of any event, condition or other circumstance relating solely to the Company's assets (as opposed to any such event, condition, or circumstance which is, for example, national or industry-wide in nature) which might reasonably be expected to materially adversely affect the Company's assets;

               (i) Made any capital expenditures or commitments, any one of which is more than $50,000, for additions to property, plant, or equipment;

               (j) Made any material change in any method of accounting or accounting practice;

               (k) Paid, loaned, guaranteed, or advanced any material amount to, or sold, transferred, or leased any material properties or assets (real, personal, or mixed, tangible or intangible) to, or entered into any agreement, arrangement, or transaction with any of the Company's officers or directors, or any business or entity in which any officer or director of the Company, or any affiliate or associate of any of such Persons has any direct or indirect interest; or

               (l) Agreed to take any action described in this Section 2.15.

     The Company and Investor acknowledge and agree that a decrease in the market price of the Company's Common Stock is not a material adverse change.

          2.16 Leases. Schedule 2.16 contains a list as of March 7, 2000 of all leases pursuant to which the Company leases real or personal property. As of March 7, 2000, all such leases were in full force and effect, and except as set forth on Schedule 2.16, no event has occurred which is a default or which with the passage of time will constitute a default by the Company thereunder, nor has any such event occurred to the knowledge of the Company which is a default by any other party to such lease. All property leased by the Company as lessee is in the possession of the Company. Except as indicated in Schedule 2.16, no consent of any lessor is required in connection with the Transactions.

          2.17 Litigation. Except as set forth in Schedule 2.17, (i) there are no actions, proceedings or regulatory agency investigations against the Company or, to the Company's knowledge, involving the Company's assets pending (served) or threatened against the Company, (ii) the Company does not know of any such action, proceeding or investigation against the Company, and (iii) no such action, proceeding, or regulatory agency investigation has been pending (served) during the three-year period preceding the date of this Agreement.

          2.18 Employee Benefit Plans: Employees. Except as to any noncompliance with any of the following provisions that would not, individually, or in the aggregate, have a Material Adverse Effect:

               (a) Schedule 2.18 sets forth a list of each "employee benefit plan" (as defined by Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and any other bonus, profit sharing, pension, compensation, deferred compensation, stock option, stock purchase, fringe benefit, severance, scholarship, disability, sick leave, vacation, bonus, retention, or other plan, agreement, or arrangement (each such plan, agreement or arrangement is referred to herein as an "Employee Benefit Plan," and collectively, the "Employee Benefit Plans") that was in effect as of March 7, 2000 for the benefit of (i) directors or employees of the Company, (ii) former directors or employees of the Company, or (iii) beneficiaries of anyone described in (i) or (ii) (collectively, "Company Employees") or with respect to which the Company or any "ERISA Affiliate" (hereby defined to include any trade or business, whether or not incorporated, other than the Company, which has employees who are treated pursuant to Section 4001(a)(14) of ERISA and/or
Section 414 of the Code as employees of a single employer which includes the Company) has any obligation on behalf of any Company Employee. Except as disclosed on Schedule 2.18 attached hereto, there are no other benefits to which any Company Employee is entitled for which the Company has any obligation.

               (b) [Intentionally Deleted]

               (c) The Company has no obligation to contribute to or provide benefits pursuant to, and has no other liability of any kind with respect to,
(i) a "multiple employer welfare arrangement" (within the meaning of Section 3(40) of ERISA), or (ii) a "plan maintained by more than one employer" (within the meaning of Section 413(c) of the Code).

               (d) Except as otherwise set forth on Schedule 2.18 attached hereto, the Company is not liable for any contribution, tax, lien, penalty, cost, interest, claim, loss, action, suit, damage, cost assessment or other similar type of liability or expense of any ERISA Affiliate (including predecessors thereof) with regard to any Employee Benefit Plan maintained, sponsored or contributed to by an ERISA Affiliate (if a like definition of Employee Benefit Plan were applicable to the ERISA Affiliate in the same manner as it applies to the Company), including, without limitation, withdrawal liability arising under Title IV, Subtitle E, Part 1 of ERISA, liabilities to the PBGC, or liabilities under Section 412 of the Code or Section 302(a) of ERISA.

               (e) The Company is in compliance in all respects with the applicable requirements of Section 4980B of the Code and Section 601 et seq. of ERISA (such statutory provisions and predecessors thereof are referred to herein collectively as "COBRA").

               (f) With respect to each Employee Benefit Plan and except as otherwise set forth on Schedule 2.18 attached hereto:

                    (i) each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a determination letter from the IRS to the effect that the Employee Benefit Plan is qualified under
Section 401 of the Code and that any trust maintained pursuant thereto is exempt from federal income taxation under Section 501 of the Code, and nothing has occurred or, to the knowledge of the Company, is expected to occur that caused or could reasonably be expected to cause the loss of such qualification or exemption or the imposition of any penalty or tax liability;

                    (ii) all payments required by the Employee Benefit Plan or by law (including all contributions, insurance premiums, premiums due the PBGC or intercompany charges) with respect to all periods through the date hereof have been made;

                    (iii) there are no violations of or failures to comply with ERISA and the Code with respect to the filing of applicable reports, documents, and notices regarding the Employee Benefit Plan with DOL, the IRS, the PBGC or any other governmental authority, or any of the assets of the Employee Benefit Plan or any related trust;

                    (iv) no claims, lawsuit, arbitration or other action has been asserted or instituted or, to the knowledge of the Company, threatened in writing against the Employee Benefit Plan, any trustee or fiduciaries thereof, the Company or any ERISA Affiliate, any director, officer or employee thereof, or any of the assets of the Employee Benefit Plan or any related trust, except for routine claims for benefits;

                    (v) any bonding required with respect to the Employee Benefit Plan in accordance with the applicable provisions of ERISA has been obtained and is in full force and effect;

                    (vi) the Employee Benefit Plan complies in all respects with and has been maintained and operated in all respects in accordance with its respective terms and the terms and the provisions of applicable law, including, without limitation, ERISA and the Code (including rules and regulations thereunder);

                    (vii) no  "prohibited  transaction"  (within  the meaning of
Section 4975 of the Code and Section 406 of ERISA) has occurred or is reasonably expected to occur with respect to the Employee Benefit Plan (and the transactions contemplated by this Agreement will not constitute or directly or indirectly result in such a "prohibited transaction") which has subjected or, to the knowledge of the Company, could reasonably be expected to subject the Company, any ERISA Affiliate or the Company, or any officer, director or employee of the Company, any ERISA Affiliate, or the Company, or the Employee Benefit Plan trustee, administrator or other fiduciary, to a tax or penalty on prohibited transactions imposed by either Section 502 of ERISA or Section 4975 of the Code or any other liability with respect thereto, which tax, penalty or liability could have a Material Adverse Effect;

                    (viii) to the knowledge of the Company, the Employee Benefit Plan is not under audit or investigation by the IRS or the DOL or any other governmental authority and no such completed audit, if any, has resulted in the imposition of any tax, interest or penalty.

               (g) The Company is not subject to any liens, excise or other taxes under ERISA, the Code or other applicable law relating to any Employee Benefit Plan.

               (h) None of the Employee Benefit Plans is subject to Title IV of ERISA.

               (i) In the case of any Employee Benefit Plan that is a Multiemployer Plan, the Company has no withdrawal liability under Part 1 of Subtitle E of Title IV of ERISA as a result of either a "complete withdrawal" (as defined in Section 4203 of ERISA) or a "partial withdrawal" (as defined in Section 4205 of ERISA) by the Company from such Employee Benefit Plan occurring on or prior to the date hereof.

               (j) The consummation of the Transactions will not give rise to any liability for any employee benefits, including, without limitation, liability for severance pay, unemployment compensation, termination pay or withdrawal liability, or accelerate the time of payment or vesting or increase the amount of compensation or benefits due to any Company Employee.

               (k) No amounts payable under any Employee Benefit Plan will fail to be deductible for federal income tax purposes by virtue of Section 280G of the Code, as such Section of the Code is currently in effect.

               (l) Except as set forth on Schedule 2.18 attached hereto, no Employee Benefit Plan provides for any health benefits (other than under COBRA, the Federal Social Security Act or any Employee Benefit Plan qualified under
Section 401(a) of the Code) to any Company Employee who, at the time the health benefit is to be provided, is a former director or former employee of the Company (or a beneficiary of any such person), nor, to the knowledge of the Company, have any representations, agreements, covenants or commitments been made to provide such health benefits.

               (m) Since June 30, 1999 and through the date hereof, except as set forth on Schedule 2.18 attached hereto or as required by applicable law or consistent with past practice, neither the Company nor any ERISA Affiliate has, nor will it, (i) institute or agree to institute any new employee benefit plan or practice for any Company Employee, (ii) make or agree to make any change in any Employee Benefit Plan, (iii) make or agree to make any increase in the compensation payable or to become payable by the Company or any ERISA Affiliate to any Company Employee, other than regularly scheduled increases, or (iv) except pursuant to this Agreement and except for contributions required to provide benefits pursuant to the provisions of the Employee Benefit Plans, pay or accrue or agree to pay or accrue any bonus, percentage of compensation, or other like benefit to, or for the credit of, any Company Employee.

               (n) Any  contribution,  insurance  premium,  excise tax, interest charge or other liability or charge imposed or required with respect to any Employee Benefit Plan which is attributable to any period or any portion of any period prior to the Closing shall, to the extent required by GAAP, be reflected as a liability on the Company Financial Statements, including, without limitation, any portion of the matching contribution required with respect to the Company Plan for the plan year ending after the Closing which is attributable to elective contributions made by Company Employees in such plan prior to the Closing.

          2.19 Brokers Fees and Expenses. Neither the Company nor any affiliate thereof has retained or utilized the services of any advisor, broker, finder, or intermediary, or paid or agreed to pay any fee or commission to any other Person or entity for or on account of the Transactions, or had any communications with any Person or entity which would obligate the Company to pay any such fees or commissions.

          2.20 Bank Accounts. Schedule 2.20 contains a true, complete and correct list as of March 7, 2000 showing the name and location of each bank or other institution in which the Company has any deposit account or safe deposit box, together with a listing of account numbers and names of all Persons authorized to draw thereon or have access thereto.

          2.21 Business Practices. Neither the Company nor anyone acting on its behalf has made any payment of funds of the Company prohibited by law, and no funds of the Company have been set aside to be used for any payment prohibited by law.

          2.22 Insurance. The Company maintains property, fire, casualty, general liability insurance and other forms of insurance relating to its assets and the operation of its business against risks of the kind customarily insured against and in amounts customarily insured (and, where appropriate, in amounts not less than the replacement cost of the assets). Schedule 2.22 lists all of the insurance policies maintained by the Company as of March 7, 2000, which
Schedule includes the name of the insurance company, the policy number, a description of the type of insurance covered by such policy, the dollar limit of the policy, and the annual premiums for such policy.

          2.23 Shares to be Delivered. The Series D Preferred Stock that is being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, (i) will be duly and validly issued, fully paid, and nonassessable, (ii) will not have been issued in violation of any preemptive rights, (iii) assuming the accuracy of the representations and warranties contained in Section 3 hereof, will be issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to a valid exemption therefrom, and (iv) will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Conversion Stock purchased pursuant to the terms of this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate of Designations, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

          2.24 Accuracy of Securities Filings; Financial Statements.

               (a) Except as set forth in Schedule 2.24, the Company has made all filings with the SEC that it has been required to make under the Securities Act and the Exchange Act, and has done so in a timely manner. The Company has furnished, or otherwise made available, the Securities Filings to the Investor. Each of the Securities Filings has complied with the Securities Act and the Exchange Act in all material respects. None of the Securities Filings, as of their respective dates, to the Company's knowledge, contain any untrue statement of any material fact or omit to state a material fact required therein to be stated or omit to state a material fact in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (b) The financial statements of the Company included and/or incorporated by reference into the Securities Filings (including the related notes and schedules) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of the Company as of the indicated dates and the results of operations of the Company for the indicated periods, are consistent with the books and records of the Company and, except as disclosed on Schedule 2.24, do not contain any material item of special or non-recurring or other income not earned in the ordinary course of business; provided, however, that the interim financial statements are subject to normal year-end adjustments which are not expected to be material in amount.

               (c) Except as and to the extent specifically disclosed in this Agreement, on the date hereof, there are no liabilities or obligations of the Company of any nature, whether liquidated, accrued, absolute, continued or otherwise except for those (i) that are specifically reflected or reserved against as to amount in the latest balance sheet contained in the Securities Filings, or (ii) that arose thereafter in the ordinary course of business, or
(iii) that it specifically set forth on Schedule 2.8 or Schedule 2.24 attached hereto.

          2.25 Approvals. The execution and delivery of this Agreement and the consummation of the Transactions by the Company will not require the consent, approval, order or authorization of any governmental entity or regulatory authority or any other Person under any statute, law, rule, regulation (other than applicable federal and state securities laws), permit, license, agreement, indenture or other instrument to which the Company is a party or to which any of its properties are subject, except for such consents, approvals, actions, filings or notices the failure of which to make or obtain will not have a Material Adverse Effect on the Company, and except for any federal or state filings required by applicable securities laws, no declaration, filing or registration with any governmental entity or regulatory authority is required by the Company in connection with the execution and delivery of this Agreement, the consummation of the Transactions, or the performance by the Company of its obligations hereunder.

          2.26 Accuracy of Representations. No representation or warranty by the Company contained in this Agreement and no statement contained in any certificate or schedule furnished to the Investor pursuant to the provisions hereof contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. To the knowledge of the Company, there is no current event or condition of any kind or character pertaining to the Company that may reasonably be expected to have a Material Adverse Effect, except as disclosed herein.

          2.27 NASDAQ Rules. To the Company's knowledge, the consummation of the Transactions will not result in violation by the Company of any applicable NASDAQ rules or requirements.

          2.28 Definitions. As used in this Agreement:


               "knowledge" or "known" means or refers to the actual knowledge of the chief executive officer or chief financial officer of the Company.

               "Material  Adverse Effect" means a material  adverse effect upon, or in, or circumstances likely to result in a material adverse effect on (i) the business, assets, liabilities, operations, results of operations, properties (including intangible properties), regulatory status or condition (financial or otherwise) of the Company, taken as a whole, the effect of which is equal to or greater than $250,000, (ii) the legality, validity, binding effect or enforceability of this Agreement, or (iii) the ability of the Company to perform its obligations under this Agreement.

     3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants, with respect to himself only, that:

          3.1 Authorization. The Investor has full power and authority to enter into this Agreement, and such agreement constitutes the Investor's valid and legally binding obligation, enforceable in accordance with its terms, except as the enforceability of any of the aforementioned agreements may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting the rights of creditors generally and except that the remedy of specific performance and injunctive relief and other forms of equitable relief may be subject to equitable defenses and to the discretion of any court before which any proceeding therefor may be brought.

          3.2 Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by the Investor's execution of this Agreement such Investor hereby confirms, that the Series D Preferred Stock to be received by such Investor and the Conversion Stock (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Securities.

          3.3 Disclosure of Information. The Investor represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company. The Investor also acknowledges that he is a member of the Board of Directors of the Company and receives information regarding the Company incident with such position. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

          3.4 Investment Experience. The Investor is an investor in securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Securities.

          3.5 Accredited Investor. The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, as presently in effect.

          3.6 Restricted Securities. The Investor understands that the Securities he is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor represents that he is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          3.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

               (a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

               (b) (i) The transferee has agreed in writing for the benefit of the Company to be bound by this Section 3, (ii) Investor shall have notified the Company of the proposed disposition, and (iii) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144.

     Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Investor by gift, will or intestate succession, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were the Investor hereunder.

     4.  LEGENDS.  It  is  understood  that  the  certificates   evidencing  the
Securities may bear the following legends:

          (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

          (b) Any legend required by applicable state securities laws.

     5. COMPANY'S OBLIGATIONS AT CLOSING. At the Closing, the Company shall deliver to the Investor:

          5.1 Stock Certificates. A stock certificate representing 398,406 shares of Series D Preferred Stock;


          5.2  Opinion  of Company  Counsel.  An opinion  from  Arnall  Golden &
Gregory,   LLP,   counsel   for  the   Company,   dated   as  of  the   Closing,
in the form  attached  hereto as Exhibit B.

          5.3 Resolutions. A copy of resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery, and performance of this Agreement and each of the Exhibits hereto to which the Company is a party and a certificate of the secretary of the Company stating that such resolutions were duly adopted and are in full force and effect as of such date and setting forth the incumbency of each person executing this Agreement or any document required by this Section on behalf of the Company.

     6. INVESTOR'S OBLIGATIONS AT CLOSING. At the Closing, the Investor shall deliver to the Company:

          6.1 Purchase Price. The purchase price as specified in Section 1.2.


     7. REGISTRATION RIGHTS. The Company covenants and agrees as follows:

          7.1 Definitions. For purposes of this Section 7:

               (a) The term  "Closing  Date"  means the date of this  Agreement.

               (b) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (c) The term "Form S-4" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC for corporate combinations and exchange offers which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted transferee or assignee thereof.

               (e) The term "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity organization, including a governmental entity.

               (f) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (g) The term "Registrable Shares" means (i) the Company's Common Stock issuable or issued upon conversion of the Series D Preferred Stock purchased pursuant to this Agreement, and (ii) any Common Stock or other securities issued or issuable in respect of shares referenced in (i) above, upon any stock split, stock dividend, recapitalization, or similar event; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which such Person's rights under this Section 7 are not assigned.

               (h) The term "SEC" means the Securities and Exchange  Commission.

               (i) The term "Subsidiary" means, with respect to any Person, any corporation, limited liability company, or partnership of which such Person owns, either directly or through its subsidiaries or affiliates, more than fifty percent (50%) of (i) the total combined voting power of all classes of voting securities in the case of a corporation or (ii) the capital or profit interests therein in the case of a partnership.

          7.2 Request for Registration. Upon request of the Investor, the Company will use its best efforts to file within 45 days of a request from Investor a registration statement with the SEC (utilizing Form S-3 or a successor form thereto and Rule 415 to the extent available) to register Registrable Shares as requested by the Investor. The Company shall not be required to file more than three such registration statements (excluding any registration statement which is delayed pursuant to Section 7.4(e) below and through which the Investor is unable to register eighty percent (80%) or more of the amount of Registrable Shares that Investor originally requested to register in such registration statement), and no such filing shall be made prior to the date which is six months after the Closing Date.

          7.3 Company Registration. If the Company at any time proposes to register an offering of its securities under the Securities Act, either for its own account or for the account of or at the request of one or more Persons holding securities of the Company, the Company will: (a) give written notice thereof to the Investor (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws) within 10 days of its receipt of a request from one or more Persons holding securities of the Company to register securities, or from its decision to effect a registration of securities for its own account, whichever first occurs; and (b) use its best efforts to include in such registration and in any underwriting involved therein, all the Registrable Shares specified in a written request by the Investor made within 30 days after receipt of such written notice from the Company, except as set forth in Section 7.4(e) below and subject to the currently existing piggyback rights referenced in Section 7.10.

          7.4 Obligations of the Company. If and whenever pursuant to the provisions of this Section 7 the Company effects registration of Registrable Shares under the Securities Act and state securities laws, the Company shall:

               (a) Prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period not to exceed two years after the filing (but which period shall be extended by the duration of any delay periods under clause (e) below);

               (b) Use its best efforts to register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Investor shall reasonably request, and do any and all other acts and things which may be necessary or advisable (in the reasonable opinion of Investor) to enable Investor to consummate the disposition thereof;

provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by such registration statement in any jurisdictions where it is not now so subject;

               (c) As promptly as practicable prepare and file with the SEC such amendments and supplements to any registration statement and prospectus used pursuant to or in connection with this Agreement as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or for such shorter period as may be required herein; and

               (d) Furnish to Investor such number of conformed copies of its registration statement and of each such amendment and supplement thereto (in each case including all exhibits, such number of copies of the prospectus comprised in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act), and such other related documents as Investor may reasonably request in order to facilitate the disposition of the Registrable Shares to be registered.

               (e) Anything in this Agreement to the contrary notwithstanding:

                    (i) The Company may defer the filing ("Filing") of any registration statement or suspend the use of a prospectus under a currently effective registration statement under this Agreement at its discretion for "Good Cause." "Good Cause" means either if (1) the Company is engaged in active negotiations with respect to the acquisition of a "significant subsidiary" as defined in Regulation S-X promulgated by the SEC under the Exchange Act and the Securities Act which would in the opinion of counsel for the Company be required to be disclosed in the Filing; or (2) in the opinion of counsel for the Company, the Filing would require the inclusion therein of certified financial statements other than those in respect of the Company's most recently ended full fiscal year and any preceding full fiscal year, and the Company may then, at its option, delay the imposition of its registration obligations hereof until the earlier of (A) the conclusion or termination of such negotiations, or the date of availability of such certified financial statements, whichever is applicable, or (B) 60 days from the date of the registration request.

                    (ii) In the event the Company has deferred a requested Filing, pursuant to the preceding paragraph, such deferral period shall end if the Company registers shares for resale by another stockholder of the Company. In the event the Company undertakes an underwritten public offering to issue the Company securities for cash during any period in which a requested Filing has been deferred or if the registration of which the Company gives notice under
Section 7.3(a) is for an underwritten public offering to issue the Company securities for cash, the Company shall include the Registrable Securities in such underwritten offering subject to (A) the right of the managing underwriters to object to including such shares, (B) Section 7.10, and (C) the condition that the Investor selling Registrable Shares in such underwritten offering shall cooperate in the registration process in all material respects, including execution by the Investor of the underwriting agreement agreed to by the Company and the underwriters.

                    (iii) If the managing underwriter elects to limit the number or amount of securities to be included in any registration referenced in the preceding paragraph or in Section 7.3(a), all Persons holding securities of the Company (including the Investor) who hold registration rights and who have requested registration (collectively, the "Security Holders") shall, subject to
Section 7.10 hereof, participate in the underwritten public offering pro rata based upon the ratio of the total number or amount of securities to be offered in the offering to the total number or amount of securities held by each Security Holder (including the number or amount of securities which each such Security Holder may then be entitled to receive upon the exercise of any option or warrant, or the exchange or conversion of any security or loan, held by such Security Holder). If any such Security Holder would thus be entitled to include more securities than such Security Holder requested to be registered, the excess shall be allocated among the other Security Holders pro rata in a manner similar to that described in the previous sentence.

                    (iv) The Company may amend any registration statement to withdraw registration of the Investor's Registrable Shares if Investor fails or refuses to cooperate in full and in a timely manner with all reasonable requests relating to such registration and the public offering generally made by the Company, the underwriters (if any), their respective counsel and the Company's auditors.

          7.5 Expenses. Without regard to whether the registration statement relating to the proposed sale of the Registrable Shares is made effective or the proposed sale of such shares is carried out, the Company shall pay the fees and expenses in connection with any such registration including, without limitation, legal, accounting and printing fees and expenses in connection with such registration statements, the registration filing and examination fees paid under the Securities Act and state securities laws and the filing fees paid to the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Investor shall be responsible for the payment of underwriting discounts and commissions, if any, and applicable transfer taxes relating to the Registrable Shares sold by Investor and for the fees and charges of any attorneys or other advisers retained by Investor.

          7.6 Indemnification. In the event any Registrable Shares are included in a registration statement under this Section 7:

               (a) To the extent permitted by law, with respect to each registration, qualification, or compliance that has been effected pursuant to this Agreement, the Company will indemnify and hold harmless Investor, his legal counsel and accountants (each a "Representative"), and any underwriter (as defined in the Securities Act) for Investor and any controlling Person of such underwriter against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such expenses, losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations
(collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, offering circular or other document or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required or allegedly required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any other federal or state securities law; and the Company will pay Investor, Investor's Representative, underwriter and any controlling Person of such underwriter or controlling Person any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Investor.

               (b) To the extent  permitted by law,  Investor will indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information
furnished  by  the  Investor   expressly  for  use  in   connection   with  such
registration; and the Investor will pay any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this subsection, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection exceed the net proceeds after unreimbursed expenses and commissions from the offering received by Investor.

               (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense of such action, with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of its liability to the indemnified party under this Section
7.6 only to the extent that the indemnifying party has been injured by the delay. The omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

               (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) No indemnifying party, in defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnifying party of a release from all liability in respect to such claim or litigation.

               (f) To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering are in conflict with the foregoing provisions, the provisions in this Agreement shall control.

               (g) The  obligations  of the Company and the Investor  under this
Section 7.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 7.6, and otherwise.

          7.7 Information by the Investor. The Investor of Registrable Securities shall furnish to the Company such information regarding the Investor and the distribution proposed by him as the Company may reasonably request in writing and as shall reasonably be required in connection with any registration or qualification referred to in this Section 7.

          7.8 SEC Rule 144 Reporting and Reports Under Securities Exchange Act. With a view to making available to the Investor the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3 or its successor, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times from and after ninety (90) days following the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Investor to utilize Form S-3 or its successor for the sale of his Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act after it has become subject to such reporting requirements; and

               (d) furnish to the Investor, so long as the Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of the securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 or its successor (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company (at any time after it has become subject to such reporting requirements), and (iii) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such Form S-3 or its successor.

          7.9 Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 7 may be transferred or assigned (but only with all related obligations) by the Investor to a transferee or assignee of such securities, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and of the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act; and (d) such assignment shall only be effective if it complies with all applicable federal and state securities laws. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership.

          7.10  Priority  and  Limitation  on  Subsequent  Registration  Rights.

               (a) The parties hereto acknowledge that the rights to registration contained herein shall be subject to (i) the registration rights contained in Section 2(k) of those certain Registration Rights Agreements ("Registration Rights Agreements") dated October 6, 1996 by and among InfoMed Holdings, Inc. (as predecessor in interest to the Company) and certain shareholders of the Company named therein, the registration rights granted pursuant to that certain Second Amended and Restated Agreement and Plan of Merger and Investment Agreement dated as of October 25, 1999 among MCS, Inc., Mestek, Inc., the Company, the Investor, Stewart B. Reed and E. Herbert Burk (the "MCS Merger Agreement"), and (iii) the registration rights granted pursuant to that certain Agreement and Plan of Merger dated as of July 12, 1999 among CareCentric Solutions, Inc., Simione Acquisition Corporation and the Company (the "CareCentric Merger Agreement"); provided that the registration rights set forth in the Registration Rights Agreements, the MCS Merger Agreement and the CareCentric Merger Agreement shall only have priority over the registration rights granted pursuant to this Agreement to the extent required in such agreements and to the extent that any such prior rights have not been waived or amended.

               (b) Subject to Section 7.10(d), the Company will not grant any right of registration under the Securities Act relating to any of its equity securities to any person or entity other than pursuant to this Agreement unless the Investor shall be entitled to have included in such registration all Registrable Shares requested by Investor to be so included prior to the inclusion of any securities requested to be registered by the persons or entities entitled to any such other registration rights, other than securities subject to the Registration Rights Agreements, the MCS Merger Agreement, and the CareCentric Merger Agreement, which shall have priority (but only to the extent that such prior rights have not been waived or amended).

               (c) Subject to Section 7.10(d), for so long as the Investor owns securities representing 20% or more of the voting power of the Company on a fully diluted basis, and except as expressly set forth in this Section 7.10, no other Person shall be entitled to "piggyback" or participate in any of the demand registrations that Investor initiates pursuant to Section 7.2 without such Investor's prior written consent.

               (d) The parties agree that the rights to registration contained herein shall be pari passu with the rights to registration granted in (i) that certain Secured Convertible Credit Facility and Security Agreement between the Company and the Investor, dated of even date herewith, (ii) that certain Warrant, dated of even date herewith, granted to Mestek, Inc. ("Mestek") in lieu of certain voting rights previously held by Mestek, and (iii) that certain Warrant to be granted to Mestek in consideration of its agreement to issue its guaranty on certain senior secured indebtedness of the Company, terms of which indebtedness are currently being negotiated between the Company and a commercial bank.

          7.11 Suspension of Registration Rights. The right of any Holder to request registration of shares as provided in this Section 7 shall be suspended during any period of time that all of the Registrable Securities held and entitled to be held (as a result of conversion of Series D Preferred Stock held) by the Investor may immediately be sold under SEC Rule 144.

     8. MISCELLANEOUS.

          8.1 Survival. The warranties, representations and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company prior to the Closing.

          8.2 Indemnity by the Company.

               (a) The Company shall indemnify, defend and hold harmless the Investor from and against any and all losses, damages, costs and expenses (including reasonable attorneys' fees but excluding claims for lost profit) ("Damages") resulting from, arising from or caused by any breach of in any of the representations and warranties of the Company contained in this Agreement or any breach by the Company of any covenant contained herein, to the extent that such breach causes any diminution in value of the Investor's investment in the Company.

               (b) In no event shall the Company be liable to the Investor with respect to any breaches of representations and warranties or covenants contained in this Agreement unless the aggregate Damages therefrom exceed $50,000, at which time all such Damages may be claimed in full. In no event shall the aggregate liability of the Company for Damages under this Agreement exceed $1,000,000.

               (c) With respect to any indemnifiable claim hereunder, the amount recoverable by the Investor shall take into account any reimbursements realized by the Investor from insurance policies or other indemnification sources, arising from the same incident or set of facts or circumstances giving rise to the claim for indemnification. Upon the payment of the indemnified claim from the Company to the Investor, the Company shall have a right of subrogation with respect to any insurance proceeds or other rights to third party reimbursement for such claims held by the Investor.

          8.3 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          8.4 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to the conflict of law principles of said State.

          8.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          8.7 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be delivered
(a) by hand, (b) by U.S. mail, certified mail, return receipt requested, or (c) by facsimile to the party to be notified, at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. Notices shall be deemed to have been given and served (a) where delivered by hand, at time of delivery, (b) where delivered by U.S. mail, on acknowledgment of receipt as shown by the date indicated on the return receipt as having been received, and (c) where delivered by facsimile, 24 hours after transmission confirmation by the transmitting machine unless, within those 24 hours the intended recipient has informed the sender that the transmission was received in an incomplete or garbled form, or the transmission report of the sender indicates a faulty or incomplete transmission. If such receipt is on a day that is not a working day or is later than 5 p.m. (local time) on a working day, the notice shall be deemed to have been given and served on the next working day.

          8.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Investor upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of the Investor, nor shall it be construed to be a waiver of any such breach or default or an acquiescence thereto, or to any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Investor of any breach or default under this Agreement, or any waiver on the part of the Investor of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing.

          8.9 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          8.10 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock issued or issuable upon conversion of the Series D Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding (including securities into which such Securities are convertible), each future holder of all such Securities, and the Company.

          8.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

          8.12 Entire Agreement. This Agreement, the documents referred to herein and the documents delivered in connection herewith constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

          8.13 No  Third  Party  Beneficiaries.  Nothing  in this  Agreement  is
intended   to  confer   upon  any   person   other  than  the   parties   hereto
any right or remedies.


                    [signatures appear on the following page]

     IN WITNESS WHEREOF, the parties have executed this Series D Stock Purchase Agreement as of the date first above written.


SIMIONE CENTRAL HOLDINGS, INC.



By:__/s/ R. Bruce Dewey__________
Name:
Title:

Simione Central Holdings, Inc.
6600 Powers Ferry Road
Atlanta, Georgia 30339
Fax:  (770) 644-6798
Attention:  R. Bruce Dewey
            President and Chief Executive Officer




INVESTOR:


__/s/ John E. Reed________________
John E. Reed

260 North Elm Street
Westfield, MA  01085
Fax:  (413) 568-2969

                                    EXHIBIT A
                                    ---------

                           CERTIFICATE OF DESIGNATIONS
                           ---------------------------

                                    EXHIBIT B
                                    ---------

                                  LEGAL OPINION
                                  -------------